UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 1, 2017
Pennsylvania Real Estate Investment Trust
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania		19102
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission Of Matters To A Vote Of Security Holders

On June 1, 2017, Pennsylvania Real Estate Investment Trust (the “Company”) held its Annual Meeting of Shareholders. The following matters were submitted to a vote of shareholders at the Annual Meeting and the voting results were as follows:

1.    The Company’s shareholders elected the following nominees as trustees, each to hold office until the Annual Meeting of Shareholders to be held in 2018 and until their respective successors have been duly elected and have qualified, by the vote set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes
George J. Alburger, Jr.	55,649,880	1,090,080	6,503,699
Joseph F. Coradino	50,111,006	6,628,954	6,503,699
Michael J. DeMarco	55,651,492	1,088,468	6,503,699
Leonard I. Korman	48,834,380	7,905,580	6,503,699
Mark E. Pasquerilla	50,484,858	6,255,102	6,503,699
Charles P. Pizzi	55,204,282	1,535,678	6,503,699
John J. Roberts	54,496,303	2,243,657	6,503,699
Ronald Rubin	54,090,324	2,649,636	6,503,699

2.    The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation as disclosed in the Proxy Statement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,369,128	6,424,100	1,946,732	6,503,699

3.    The Company’s shareholders voted, on an advisory basis, on the frequency of the advisory vote on the Company’s executive compensation as disclosed in the Proxy Statement, as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
48,744,929	159,100	7,355,156	480,775	6,503,699

4.    The Company’s shareholders approved the material terms of the performance goals of the Second Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,663,374	1,593,698	482,888	6,503,699

5.    The Company’s shareholders ratified the Audit Committee’s selection of KPMG LLP as the Company’s independent auditors for 2017, as follows:

For	Against	Abstain
61,378,691	914,872	950,096

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: June 7, 2017	By:	/s/ Bruce Goldman
Bruce Goldman
Executive Vice President and General Counsel